- -----------------------------------------------------------------
- -----------------------------------------------------------------


                            FORM 8-K
                         CURRENT REPORT


               SECURITIES AND EXCHANGE COMMISSION
                    Washington, D. C.  20549


             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported):
                        August 8, 1996




                        CHEMED CORPORATION
      (Exact name of registrant as specified in its charter)




         Delaware                1-8351            31-0791746
 (State of incorporation  (Commission File No.)  (I.R.S.Employer
     or organization)                             Identification
                                                     Number)



  2600 Chemed Center, 255 East 5th Street, Cincinnati, OH  45202
        (address of principal executive offices)       (zip code)



       Registrant's telephone number, including area code:
                          (513) 762-6900






- -----------------------------------------------------------------
- -----------------------------------------------------------------


                               Page 1 of 4
Item 5.    Other Events
- -----------------------

           Chemed Corporation ("Company") announced on August 8, 1996, that it intends to commence a tender offer to acquire any and all of the outstanding shares of common stock of Roto-Rooter, Inc. (a 58% - owned subsidiary of the Company) currently not held by the Company (approximately 2,160,000 shares), for a cash price of $41.00 per share. The offer is expected to commence by Wednesday, August 14, 1996. The offer will not be conditioned upon any minimum number of shares being tendered.


Item 7.    Financial Statements and Exhibits
- --------------------------------------------

(c)        Exhibits.

           (99)     Press release dated
                    August 8, 1996.                 E1 - E2


                               SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CHEMED CORPORATION

DATED: August 8, 1996              BY: Arthur V. Tucker, Jr.
       ---------------                 ---------------------
                                       Arthur V. Tucker, Jr.,
                                       Vice President & Controller







                               Page 2 of 4